                                                                     EXHIBIT 4.3


                             Form of Debt Security

[Face of Security]

                       TRANSAMERICA FINANCE CORPORATION

          [If applicable, insert--FOR PURPOSES OF THE ORIGINAL ISSUE DISCOUNT
           ---------------------
PROVISIONS OF THE INTERNAL REVENUE CODE OF 1986, THE ISSUE PRICE OF THIS SECURITY IS ____% OF ITS PRINCIPAL AMOUNT AT STATED MATURITY SET FORTH BELOW (ITS "PRINCIPAL AMOUNT"), THE AMOUNT OF ORIGINAL ISSUE DISCOUNT IS ____% OF ITS PRINCIPAL AMOUNT, THE YIELD TO MATURITY IS ____.___% AND THE ISSUE DATE IS __________, ____]

     [If the Security is a Global Security, insert--THIS NOTE IS A GLOBAL
     -----------------------------------------------
     SECURITY. IT IS EXCHANGEABLE FOR NOTES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY (AS HEREINAFTER DEFINED) OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES HEREINAFTER DESCRIBED AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY TO A SUCCESSOR OF THE DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.]

          [Unless this Note is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York) to the issuer or its agent for registration of transfer, exchange or payment and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.]

                           _________________________

                    _______________________________________


_________                         $__________

          Transamerica Finance Corporation, a Delaware Corporation (herein called the "Company," which term includes any successor corporation under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to [If the Security is to be in registered form, insert--
                    -----------------------------------------------------
______________________________, or registered assigns] [If the Security is to be
                                                        ------------------------
in bearer form, insert-- the bearer hereof upon surrender], the principal sum of
------------------------
____________________ Dollars on ____________________.

          [If the Security is to bear interest at a fixed rate prior to
           ------------------------------------------------------------
maturity, insert--, and to pay interest thereon from __________ or from the most
------------------
recent Interest Payment Date to which interest has been paid or duly provided for semi-annually on ______________ and ______________ in each year commencing ______________, at the rate of ____% per annum until the principal hereof is paid or made available for payment.]

          [If the Security is to bear interest at an adjustable rate prior to
           ------------------------------------------------------------------
Maturity, insert--, and to pay interest thereon from ______________ or from the
------------------
most recent Interest Payment Date to which interest has been paid or duly provided for, at a rate per annum determined as provided below, semi-annually on ______________ and ______________ in each year, commencing __________, ____, until the principal hereof is paid or made available for payment.]

          [Interest on the Securities is payable at the rate of __% per annum from __________, ____ through __________, ____ and for each __-month period from __________, ____ through __________, ____ at a rate per annum (rounded to the nearest five hundredths of a percentage point) equal to ____% of the __ Year Treasury Rate (as defined below) or the Alternate Treasury Rate (as defined on the reverse side hereof), as the case may be, or such higher rate as may be established by the Company as set forth below.]

          [The "____ Year Treasury Rate" applicable to any ____-month period commencing _________, ____, . . . or ____ shall be the most recent Weekly Treasury Rates for constant maturities of ____ years published during the period of the ten calendar days ending on the __________ (or, if such __________ is not a Business Day, the next preceding Business Day) next preceding such __________. "Weekly Treasury Rates" means the weekly average yield to maturity values adjusted to a constant maturity of a fixed number of years as read from the yield curves of the most actively traded marketable U.S. Treasury fixed interest rate securities constructed daily by the U.S. Treasury Department as published by the Federal Reserve Board or any Federal Reserve Bank or by any United States Department or agency. In __________, ____, Weekly Treasury Rates were published by the Federal Reserve Board weekly in "Statistical Release H.15 (519), Selected Interest Rates" as "U.S. Government securities -- Treasury constant maturities."]

          [If the Trustee determines in good faith that for any reason the Weekly Treasury Rates for constant maturities of __ years are not published as provided above during the ten calendar day period specified above preceding the __________ preceding the ____________ on which any such __-month period commences, interest on the Securities for such __-month period will be based on the Alternate Treasury Rate determined as of such __________ (or, if such __________ is not a Business Day, the next preceding Business Day) in the manner set forth on the reverse hereof. As promptly as practicable, the Trustee shall calculate or cause to be calculated the __ year Treasury Rate or the Alternate Treasury Rate applicable to each __-month period. The determination of such Rate shall be confirmed in writing by independent accountants of recognized standing selected by the Trustee and such Rate as so confirmed shall be binding upon the Company and the Holders.]

          [If the Trustee determines in good faith that for any reason neither the ____ Year Treasury Rate nor the Alternate Treasury Rate can be determined for any __-month period, then the rate of interest shall be determined by the Company. In addition, the Company may elect a higher rate of interest for the Securities than that calculated on the basis of the ____ Year Treasury Rate or the Alternate Treasury Rate. The Company shall make such interest rate determinations or elections by delivery to the Trustee of an Officers' Certificate on or before the __________ preceding commencement of the __-month period in which such interest rate will apply.]

          [After the interest rate for any __-month period has been determined, the Trustee will cause such rate to be published in an Authorized Newspaper in ____________________ on or about each __________ prior to the commencement of the __-month period to which it applies. The Company will cause notice of such rate of interest to be enclosed with the interest payment checks next mailed to the Registered Holders of the Securities after such rate has been determined.]

          [If the Security is to bear interest at a floating rate above the
           ------------------------------------------------- --------------
secondary market rate for Treasury Bills or the auction rate for such Bills,
----------------------------------------------- ----------------------------
insert--, and to pay interest thereon, to the extent permitted by law, at the
--------
rate of [____ basis points above] [(____)% of] the weighted average per annum [discount Rate] [bond yield equivalent rate] for direct obligations of the United States with a maturity of __________ computed on the basis of a [365 or 366-day year, as the case may be,] [360-day year] [and applied on a daily basis] (the "____ Treasury Bill Rate") [based on results of the most recent auction of] [set in the secondary market for] ____ [month] [day] U.S. Treasury Bills as published by the Board of Governors of the Federal Reserve System or (if not so published) as reported by the Department of the Treasury or any Federal Reserve Bank or the United States Government department or agency. [The interest rate will be adjusted on the calendar day following each auction of __________ [month] [day] U.S. Treasury Bills.] [The interest rate will be adjusted on the calendar day following each auction of __________ [month] [day] U.S. Treasury Bills.] [The interest rate in effect for the period from __________ through the date of the first __________ auction after such date shall be based upon the results of the most recent ____________ auction prior to such date; and the interest rate in effect for the ____ days immediately prior to Maturity shall be based upon the results of the most recent __________ auction held prior to the ____ days preceding Maturity.]

          [If the Security is to bear interest at a floating rate, insert--In
           ------------------------------------------------- --------------
the event that the [____-day [__________] Treasury Bill Rate ceases to be published or reported as provided above, then the rate of interest in effect at the time of the last such publication or report will remain in effect until such time, if any, as such Treasury Bill Rate shall again be so published or reported.]

          [The interest rate applicable to each ____ will be determined as promptly as practicable by the Company as described herein and the Company will furnish the Trustee with an Officers' Certificate setting forth the interest rate applicable to each __________ promptly after such rate has been determined.]

          [If the Security is to bear interest prior to Maturity, insert-- The
           -------------------------------------------- ------------------
interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security is registered at the close of business on the ____ or ____ (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.]

          [If the Security is not to bear interest prior to Maturity, insert--
           ------------------------------------------------ --------- --------
The principal of this Security shall not bear interest except in the case of a default in payment of principal upon acceleration, upon redemption or at Stated Maturity and in such case the overdue principal of this Security shall bear interest at the rate of ____% per annum (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such default in payment to the date payment of such principal has been made or duly provided for.]

          Payment of the principal of (and premium, if any, on) and [any such] interest on this Security will be made at the office or agency of the Company maintained for that purpose in ____________________, in such coin or currency of [the United States of America] as at the time of payment is legal tender for payment of public and private debts [; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register].

          Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          Unless the certificate of authentication hereon has been manually executed by or on behalf of the Trustee under the Indenture referred to on the reverse hereof, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:                      TRANSAMERICA FINANCE CORPORATION



                            By_______________________________
                                         [Title]

Attest and Countersign:


____________________________
         Secretary

[Form of Reverse of Security.]

                       TRANSAMERICA FINANCE CORPORATION

                             _____________________

                     ____________________________________



          This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture dated as of [April 1, 1991] (herein called the "Indenture"), between the Company and [Harris Trust and Savings Bank] [The Bank of New York as successor trustee to First Interstate Bank of California, formerly First Interstate Bank, Ltd.], as trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof [, limited in aggregate principal amount to $__________].

     [If the Security is to be subordinated, insert--The indebtedness evidenced
      ---------------------------------------------
by this Security is, to the extent and in the manner set forth in the Indenture, expressly subordinated and subject in right of payment to the prior payment in full of all Senior Indebtedness (as defined in the Indenture) of the Company. This Security is issued subject to such provisions of the Indenture, and each Holder of this Security, by accepting the same, agrees to and shall be bound by such provisions and authorizes and directs the Trustee on the Holder's behalf to take such action as may be necessary or appropriate to acknowledge or effectuate such subordination as provided in the Indenture and appoints the Trustee such Holder's attorney-in-fact for any and all such purposes.]

          [If the Security is to bear interest at an adjustable rate prior to
           ----------------------------------------- ------------------------
Maturity, insert--If the Trustee determines in good faith for any reason that
------------------
the Weekly Treasury Rates for ____ year constant maturities are not published by the Federal Reserve Board or any Federal Reserve Bank or any United States Government department or agency during the period of ten calendar days ending on the __________ (or, if the __________ is not a Business Day, the next preceding Business Day) next preceding the __________ on which a __-month period for which the interest rate on the Securities is being fixed commences, the Securities shall bear interest, at a rate per annum (rounded to the nearest five hundredths of a percentage point) during such __-month period of ____% of the Alternate Treasury Rate for such __-month period.]

          [The "Alternate Treasury Rate" applicable to any __-month period commencing __________, ____, . . . and ____ means the yields to maturity of the daily closing bids (or less frequently if daily quotations shall not be available), quoted by at least three recognized U.S. Government securities dealers selected by the Trustee, during a period of seven calendar days, for all marketable U.S. Treasury securities dealers selected by the Trustee, during a period of seven calendar days, for all marketable U.S. Treasury securities with a maturity date of at least __ months but not more than __ months from the date of the determination (other than securities which can, at the option of the holder, be surrendered at face value in payment of any federal estate tax). The seven calendar day period shall be the seven calendar days ending on the __________ (or, if the __________ is not a Business Day, the next preceding Business Day) next preceding the __________ on which a __-month period for which the interest rate on the Securities is being fixed commences. Maturity means the date on which the security becomes due.]

          [In determining that any Weekly Treasury Rates are not published, the Trustee may rely conclusively on any written advice from the United States Treasury to such effect.]

          [If the Security is to be subject to redemption only at the option of
           --------------------------------------------------- ----------------
the Company or any sinking fund redemption  will be at the same prices, insert--
------------------------------------------  -----------------------------------
The Securities of this series are subject to redemption upon not less than 30 days' notice provided in the manner set forth in the Indenture, [(1) on __________ in any year commencing with the year ____ and ending with the year
____ through operation of the sinking fund for this series at the Redemption Price equal to 100% of the principal amount, and (2)] at any time [on or after __________, ____], as a whole or in part, at the election of the Company, at the following Redemption Prices (expressed as percentages of the principal amount):
If redeemed [on or before __________, ____%, and if redeemed] during the 12-month period beginning __________ of the years indicated,

          Redemption                                      Redemption
      Year           Price                           Year            Price
      ----           -----                           ----            -----



and thereafter at a Redemption Price equal to __% of the principal amount together in the case of any such redemption [(whether through operation of the sinking fund or otherwise)] with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities of record at the close of business on the relevant record dates referred to on the face hereof, all as provided in the Indenture.]



          [If the Security is to be subject to redemption at the option of the
           ------------------------------------------------- -----------------
Company and pursuant to a sinking fund at different prices, insert--The
----------------------------------------- --------------------------
Securities of this series are subject to redemption upon not less than 30 days' notice by mail, (1) on __________ in any year commencing with the year ____ and ending with the year ____ through operation of the sinking fund for this series at the Redemption Prices for redemption through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below, and (2) at any time [on or after __________], as a whole or in part, at the election of the Company, at the Redemption Prices for redemption otherwise than through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below: If redeemed during the 12-month period beginning __________ of the years indicated,

          Redemption Price                           Redemption Price
          For Redemption                             For Redemption Otherwise
          Through Operation                          Than Through Operation
  Year    of the Sinking Fund                        of the Sinking Fund
  ----    ---------------------                      -------------------------







and thereafter at a Redemption Price equal to ____% of the principal amount, together in the case of any such redemption (whether through operation of the sinking fund or otherwise) with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities of record at the close of business on the relevant record dates referred to on the face hereof, all as provided in the Indenture.]

          [If there is to be a sinking fund, insert--The sinking fund for this
           ------------------------------------------
series provides for the redemption on __________ each year beginning with the year ____ and ending with the year ____ of [not less than] $__________ ("mandatory sinking fund") and not more than $__________] aggregate principal amount of Securities of this series. Securities of this series acquired or redeemed by the Company otherwise than through [mandatory] sinking fund payments may be credited against subsequent [mandatory] sinking fund payments otherwise required to be made.]

          [If the Security is to be redeemable in part, insert--In the event of
           -------------------------------------------- --------
redemption of this Security in part only, a new Security or Securities of this series for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.]

          [If the Security is to bear interest at a floating rate, insert--If on
           ------------------------------------------------- --------------
any date on which a [__-day] [__________] Treasury Bill Rate is to be determined, such rate is for any reason not determinable as provided on the face hereof, (a) the Company, at its option, may redeem the Security upon not less than __ nor more than __ days' prior notice, as a whole [or from time to time in part in increments of $__________,] at a redemption price equal to [insert appropriate prices and table, if any], together in the case of any such redemption with accrued interest to the Redemption Date (but interest installments whose Stated Maturity is on the Redemption Date will be payable to the Holder of such Security of record at the close of business on the relevant record date referred to on the face hereof), all as provided in the Indenture, such right of redemption to be exercisable until __________; (b) the Security shall be subject to repayment in whole [or in part in increments of $__________] on any __________ or __________, at the option of the Holder thereof, at a price equal to [insert appropriate repayment prices and table, if any] (the "Repayment Price"), together with interest payable to the Repayment Date (but interest installments whose Stated Maturity is on the Repayment Date will be payable to the Holder of such Security of record at the close of business on the relevant record date referred to on the face hereof), all as provided in the Indenture, such option to be exercisable until __________; (c) the rate of interest in effect at the time a [__-day] [__] Treasury Bill Rate becomes indeterminable shall remain in effect until a new [__-day] [__________] Treasury Bill Rate may be determined as provided on the face hereof, and (d) the Company will promptly deliver an Officers' Certificate to the Trustee certifying its inability to determine the [__-day] [__________] Treasury Bill Rate and notify the Holders of such inability and of the redemption, repayment and interest rate provisions set forth in (a), (b), and (c) above.]

          [If the Security is to be subject to repayment at the option of the
           ------------------------------------------------ -----------------
Holder other than when a floating rate is not determinable, insert--This
----------------------------------------- --------------------------
Security is also subject to repayment in whole [or in part in increments of $__________] on [__________, ____, . . . or ____,] [any __________ or
__________, commencing on __________,] at the option of the Holder hereof at a price equal to [insert appropriate repayment prices and table, if any] (the "Repayment Price"), together with interest payable to the Repayment Date (but interest installments whose Stated Maturity is on the Repayment Date will be payable to the Holder of such Security of record at the close of business on the relevant record date referred to on the face hereof), all as provided in the Indenture.]

          [If the Security is to be subject to repayment at the option of the
           ------------------------------------------------ -----------------
Holder, insert--To be repaid at the option of the Holder, the Company must
----------------
receive this Security, with the form of "Option to Elect Repayment" hereon duly completed, at an office or agency of the Company maintained for that purpose in ____________________ (or at such other place of which the Company shall from time to time notify the Holder of this Security) not less than __ nor more than __ days prior to the Repayment Date. The exercise of the repayment option by the Holder shall be irrevocable.

          [If the Security is not to be subject to redemption at the option of
           -------------------------------------------------- ----------------
the Company, insert--The Securities are not redeemable at the option of the
---------------------
Company prior to Maturity.]

          [If the Security is not to be an Original Issue Discount Security,
           ---------------------------------------------- ------------------
insert--If an Event of Default with respect to Securities of this series shall
--------
occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.]

          [If the Security is to be an Original Issue Discount Security, insert-
           --------------------------------------------------- ----------------
-If an Event of Default with respect to Securities of this series shall occur and be continuing, an amount of principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. Such amount shall be equal to [insert formula for determining the amount]. [Upon payment (i) of the amount of principal so declared due and payable and (ii) of interest on any overdue principal and overdue interest (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Company's obligations in respect of the payment of the principal of and interest, if any, on the Securities of this series shall terminate.]

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series under the Indenture to be affected at any time by the Company with the consent of the Holders of not less than a majority in aggregate principal amount at maturity of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount at maturity of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

          No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any, on) and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

          [If the Security is to be in registered form, insert--As provided in
           -------------------------------------------- ------
the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any, on) and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and, thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.]

          [The Securities of this series are issuable only in registered form [without coupons] in denominations of $__________ [and any integral multiple] [or increments of $__________ in excess] thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same.]

          [No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.]

          [Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.]

          [If the Security is a Global Security, insert--"Global Security" and
           ------------------------------------  --------
"Global Securities" means a Security or Securities evidencing all or a part of a series of Securities, issued to the Depositary (as hereinafter defined) for such Series or its nominee, and registered in the name of such Depositary or its nominee. "Depositary" means, with respect to the Securities of any series issuable or issued in whole or in part in the form of one or more Global Securities, the person designated as the depositary by the Company.

          No holder of any beneficial interest in this Note held on its behalf by a Depositary or a nominee of such Depositary shall have any rights under the Indenture with respect to such Global Security, and such Depositary or nominee may be treated by the Company, the Trustee, and any agent of the Company or the Trustee as the owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall impair, as between a

Depositary and such holders of beneficial interests, the operation of customary practices governing the exercise of the rights of the Depositary as Holder of any Security.

          This Note is exchangeable, in whole but not in part, for Notes registered in the names of Persons other than the Depositary or its nominee or in the name of a successor to the Depositary or a nominee of such successor depositary only if (i) the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for this Note or if at any time such Depositary ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, and, in either case, a successor depositary is not appointed by the Company within 90 days, (ii) the Company in its discretion at any time determines not to have all of the Notes of this series represented by one or more Global Security or Securities and notifies the Trustee thereof, or (iii) an Event of Default has occurred and is continuing with respect to the Notes of this series. If this Note is exchangeable pursuant to the preceding sentence, it shall be exchangeable for Notes issuable in authorized denominations and registered in such names as the Depositary holding this Note shall direct. Subject to the foregoing, this Note is not exchangeable, except for a Note or Notes of the same aggregate denominations to be registered in the name of such Depositary or its nominee or in the name of a successor to the Depositary or a nominee of such successor depositary.]

          [If the Security is to be in bearer form, insert--The Securities are
           -------------------------------------------------
issuable only as unregistered Securities payable to the bearer thereof [without coupons] in denominations of $__________ [and any integral multiple] [or increments of $__________ in excess] thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Securities are exchangeable for a like aggregate principal amount of new Securities of authorized denominations, as requested by the Holder surrendering the same.

          [No service charge will be made for any such exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.]

          [This Security is transferable by delivery. The Company, the Trustee and any agent of the Company or the Trustee may treat and consider the bearer hereof as the absolute owner of this Security for the purpose of receiving payment of the principal hereof and interest, if any, hereon and for all other purposes, whether or not this Security be overdue, and neither the Company nor the Trustee, nor any such agent shall be affected by notice to the contrary.]

          [The Indenture entitles Holders to receive annual reports with respect to the Trustee's eligibility and qualifications to serve as Trustee by filing their names and addresses with the Trustee for that purpose within two years preceding the mailing of any such annual report.]

          No recourse shall be had for the payment of the principal of (and premium, if any, on) or interest on this Security, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

          All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

          This Security, including without limitation the obligation of the Company contained herein to pay the principal of (and premium, if any, on) and interest on this Security in accordance with the terms hereof and of the Indenture, shall be construed in accordance with and governed by the laws of the State of California.

[Form of Trustee's Certificate of Authentication.]

          This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.

                              ________________________________


                              ________________________________


                              ________________________________
                              As [Authenticating Agent for]
                              the Trustee

                              By______________________________
                                         Authorized Officer




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

[Form of Option to Elect Repayment.]

                           OPTION TO ELECT REPAYMENT


          The undersigned hereby irrevocably requests and instructs the Company to repay the within Security (or portion thereof specified below) pursuant to its terms at a price equal to the principal amount thereof, together with interest to the Repayment Date, to the undersigned, at

_________________________________

_________________________________
(Please Print or Typewrite Name and Address of the Undersigned)

          For this Security to be repaid, the Company must receive this Security, with this "Option to Elect Repayment" form duly completed, at an office or agency of the Company maintained for that purpose in ____________________, or at such other place of which the Company shall from time to time notify the Holder, no less than __ days nor more than __ days prior to [__________, ____, . . . or ____] [the __________ or __________ (commencing on __________)].

          If less than the entire principal amount of the within Security is to be repaid, specify the portion thereof (which shall be $__________, or an integral multiple of $__________) which the Holder elects to have repaid:
$__________.

          Dated:  __________

                                        ________________________________________
                                        Note: The signature must correspond with the name as written upon the face of the Security in every particular without alteration or enlargement.


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